                                    SCHEDULE 14A
                                    (RULE 14A-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                       EXCHANGE ACT OF 1934 (AMENDMENT NO.   )



Filed by registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               Cantel Industries, Inc.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)

                               Cantel Industries, Inc.
--------------------------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount previously paid:

--------------------------------------------------------------------------------
2)   Form, schedule or registration statement No.:

--------------------------------------------------------------------------------
3)   Filing party:

--------------------------------------------------------------------------------
4)   Date filed:

                               CANTEL INDUSTRIES, INC.
                             1135 BROAD STREET, SUITE 203
                           CLIFTON, NEW JERSEY  07013-3346


                    NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS


          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of CANTEL INDUSTRIES, INC. (the "Company" or "Cantel"), will be held at the Harmonie Club, 4 East 60th Street, New York, New York on Thursday, January 22, 1998 at 9:30 a.m., for the following purposes:

          1. To elect three (3) directors to serve a term of three (3) years and two (2) directors to serve a term of two (2) years. (Proposal 1)

          2. To consider and vote upon a proposal to approve a new stock option plan to be designated the 1997 Employee Stock Option Plan. (Proposal 2)

          3. To consider the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 31, 1998. (Proposal 3)

          4. To transact such other business as may properly be brought before the Meeting.

          Only stockholders of record at the close of business on December 17, 1997 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. A copy of the Company's Annual Report to Stockholders for the fiscal year ended July 31, 1997 is being mailed to stockholders together with the mailing of this proxy statement and the enclosed proxy.

          You are cordially invited to attend the Meeting. If you do not plan to be present, kindly fill in, date and sign the accompanying proxy exactly as your name appears on your stock certificates and mail it promptly in the enclosed return envelope to assure that your shares are represented and your vote can be recorded. This may save the Company the expense of further proxy solicitation.


                                        By Order of the Board of Directors


                                        Darwin C. Dornbush
                                        Secretary
December 30, 1997

                               CANTEL INDUSTRIES, INC.
                             1135 Broad Street, Suite 203
                           Clifton, New Jersey  07013-3346


                                   PROXY STATEMENT


          The enclosed proxy is solicited by the Board of Directors of Cantel Industries, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on January 22, 1998 at 9:30 a.m. at The Harmonie Club, 4 East 60th Street, New York, New York, and at any and all adjournments thereof. This Proxy Statement and form of proxy are being mailed to stockholders on or about December 30, 1997.

          As of December 17, 1997, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Meeting, there were 4,166,322 outstanding shares of Common Stock, which is the only outstanding class of voting securities of the Company. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon.

          Properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of each of the five management nominees for election as directors and in favor of the other proposals described herein.

          The Board of Directors does not intend to present at the Meeting any matters other than those set forth in this Proxy Statement, nor does the Board know of any other matters which may come before the Meeting. However, if any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote it in accordance with their judgment.

          IT IS DESIRABLE THAT AS LARGE A PERCENTAGE AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO INSURE THAT YOUR STOCK WILL BE REPRESENTED. ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE AT THE MEETING, BY DELIVERY TO THE SECRETARY OF THE COMPANY OF A WRITTEN NOTICE OF REVOCATION, BY SUBMISSION OF A LATER DATED AND PROPERLY EXECUTED PROXY, OR BY VOTING IN PERSON AT THE MEETING. ATTENDANCE AT THE MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE A REVOCATION OF A PROXY.

          Only stockholders of record at the close of business on December 17, 1997 will be entitled to vote at the Meeting or any adjournment or adjournments thereof.

          The Company's by-laws provide that stockholders holding one-third of the shares of Common Stock entitled to vote shall constitute a quorum at meetings of the stockholders. Shares represented in person or by proxy as to any matter will be counted toward the fulfillment of a quorum. The vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy is necessary for the approval of Proposals 2 and
3. Votes at the Annual Meeting will be tabulated by an independent inspector of election appointed by the Company or the Company's transfer agent.

                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

GENERAL

          Three directors of the Company are to be elected at the Annual Meeting to serve a three year term expiring at the 2000 Annual Meeting of Stockholders and two additional directors are to be elected at the Annual Meeting to serve a two year term expiring at the 1999 Annual Meeting of Stockholders, all until their respective successors have been duly elected and qualified. Management has nominated Richard L. Bloch, Darwin C. Dornbush and Morris W. Offit for election as directors for the three year term, and James P. Reilly and Robert L. Barbanell for election as directors for the two year term. Unless authority to vote for the election of management's nominees is withheld, the enclosed proxy will be voted for the election of said nominees. Each of the nominees currently serves as a director of the Company, and has consented to be named a nominee in the Proxy Statement and to continue serving as a director if elected. While management has no reason to believe that any of the nominees will not be available as a candidate, should such situation arise, proxies given to management will be voted for the election of another person as a director.

NOMINEES FOR DIRECTORS

TERMS EXPIRING AT 2000                                           DIRECTOR
ANNUAL MEETING OF STOCKHOLDERS                         AGE       SINCE
                                                       ---       --------

Richard L. Bloch
President of Pinon Farm, Inc.  ...................     68        1988

Darwin C. Dornbush
Partner in the law firm of Dornbush Mensch
Mandelstam & Schaeffer, LLP ......................     67        1963

Morris W. Offit
Chief Executive Officer of OFFITBANK .............     60        1986

TERMS EXPIRING AT 1999
ANNUAL MEETING OF STOCKHOLDERS

James P. Reilly
President and Chief Executive
Officer of the Company ...........................     57        1989

Robert L. Barbanell
President of Robert L. Barbanell
Associates, Inc. .................................     67        1994

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

TERMS EXPIRING AT 1998                                           DIRECTOR
ANNUAL MEETING OF STOCKHOLDERS                         AGE       SINCE
                                                       ---       --------

Charles M. Diker
Chairman of the Board of the Company and
Non-Managing Principal of Weiss, Peck & Greer ....     63        1985

Alan J. Hirschfield
Vice Chairman of the Board of the Company,
and Chairman and Co-Chief Executive Officer
of Data Broadcasting Corp. .......................     62        1986

Bruce Slovin
President of McAndrews & Forbes
Holding Company and President of
Revlon Group, Inc.  ..............................     61        1986

BUSINESS EXPERIENCE OF DIRECTORS

          Mr. Diker has served as Chairman of the Board of the Company since April 1986. He is a private investor and a non-managing principal of Weiss, Peck & Greer, an investment management company. Mr. Diker is also a director of BeautiControl Cosmetics, Inc. (NASDAQ), a manufacturer of cosmetics marketed by direct sales, International Specialty Products (NYSE), a specialty chemical company, Data Broadcasting Corp. (NASDAQ), a communication services and technology company, and Chyron Corporation (NYSE), a supplier of graphics for the television industry.

          Mr. Hirschfield has served as Vice Chairman of the Board of the Company since January 1988. Since July 1992, he has served as Co-Chairman and Co-Chief Executive Officer of Data Broadcasting Corp. (NASDAQ), a communication services and technology company. From October 1990 to July 1992, he served as Co-Chief Executive Officer of FNN, Inc., the predecessor of Data Broadcasting Corp. From April 1990 to December 1992, he served as a managing director of Wertheim Schroder, Inc., an investment banking firm. Mr. Hirschfield is also a director of Chyron Corporation (NYSE), a supplier of graphics for the television industry.

          Mr. Reilly has served as President and Chief Executive Officer of the Company since June 1989. Mr. Reilly is a certified public accountant.

          Mr. Dornbush has served as Secretary of the Company since July 1990. He has been a partner in the law firm of Dornbush Mensch Mandelstam & Schaeffer, LLP, which has been general counsel to the Company for more than the past five years. Mr. Dornbush is also a director of Benihana, Inc. (NASDAQ), a company which operates Japanese style restaurants.

          Mr. Barbanell has served as President of Robert L. Barbanell Associates, Inc., a financial consulting company, since July 1994. From September 1981 to June 1994, Mr. Barbanell was employed in various capacities by Bankers Trust New York Corporation, most recently as Managing Director of the European Merchant Bank of Bankers Trust International PLC. Mr. Barbanell is also Chairman of the Board and a director of Marine Drilling Companies, Inc. (NASDAQ), a drilling contractor, a director of Kaye Group Inc. (NASDAQ), an insurance brokerage and insurance underwriting company, and a director of Sentry Technology Corporation (AMEX), a security products company.

          Mr. Bloch has served as President of Pinon Farm, Inc., a horse training and breeding farm, since its inception in 1982. From 1968 to October 1987, Mr. Bloch served as President of the Phoenix Suns Basketball Club, a member of the National Basketball Association. Mr. Bloch was Chairman of the Board of Governors of the National Basketball Association from 1985 to June 1987. He is a director of City National Bank of Beverly Hills, California
(NYSE), a bank holding company, and serves as Chairman of the Board of Columbus Realty Trust (NYSE), a real estate investment trust.

          Mr. Offit has served as Chief Executive Officer of OFFITBANK, a limited purpose trust company chartered by the New York State Banking Department, since July 1990. Prior thereto, Mr. Offit served as President of Offit Associates, Inc., an investment counselling firm. Mr. Offit is a Trustee of Johns Hopkins University where he served as Chairman of the Board from 1990 through 1996, and a former partner of Salomon Brothers, Inc. He serves as a director of Mercantile Bankshares Corp. (NASDAQ), a bank holding company, and Hasbro Inc. (AMEX), a toy manufacturer.

          Mr. Slovin has served as President and a director of MacAndrews & Forbes Holdings Inc. and Revlon Group, Inc., privately held industrial holding companies, since 1985. Mr. Slovin is also a director of Continental Health Affiliates, Inc. (NASDAQ), a health care services company, The Coleman Company, Inc. (NYSE), a manufacturer of outdoor recreation products, Meridian Sports Incorporated (NASDAQ), a watersports company, Infu-Tech, Inc. (NASDAQ), a home health care company, and M&F Worldwide Corp. (NYSE), a manufacturer of cigars and licorice extract and flavorings.

COMMITTEES AND MEETINGS

          The Company has an Audit Committee of the Board of Directors consisting of Messrs. Barbanell, Dornbush and Slovin. The primary functions of the Audit Committee are to review the Company's financial statements, recommend the appointment of the Company's independent auditors and to review the overall scope of the audit. The Audit Committee also meets with the Company's financial management and its independent auditors to satisfy itself of the adequacy of the Company's internal controls and to review the independent auditors' report. The Audit Committee held two meetings during fiscal 1997.

          The Company has a Compensation Committee of the Board of Directors consisting of Messrs. Dornbush, Hirschfield and Slovin. The primary functions of the Compensation Committee are the establishment of compensation policies and to consider and make recommendations to the Board concerning compensation and bonuses to the Company's senior management. Although the Compensation Committee did not hold any formal meetings during fiscal 1997, members of the Committee had several informal telephonic discussions at which compensation issues were discussed and approved, including a recommendation to the Board of Directors for an increase in compensation and the grant of a non-plan stock option to the Chairman of the Board. Such recommendation was considered and approved by the Board of Directors.

          The Board of Directors of the Company held three meetings during the fiscal year ended July 31, 1997, exclusive of actions taken by unanimous written consent. Except for Messrs. Reilly and

Bloch, both of whom did not attend one of the three Board meetings, and Mr. Offit, who did not attend two of the three Board meetings, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served). The Company does not have a nominating committee.

DIRECTOR COMPENSATION

          Directors who are not officers of the Company were paid directors' fees of $500 per meeting attended, plus expenses. Under the 1991 Directors' Stock Option Plan, directors who are not officers of the Company are automatically granted quarterly options to purchase 500 shares of Common Stock, provided that the director attended any regularly scheduled meeting of the Board, if any, held during such fiscal year quarter. Mr. Dornbush, who is both an officer and director of the Company (and who thereby does not receive said quarterly option grant) is granted a non-plan option to purchase 500 shares of Common Stock for each such meeting attended by Mr. Dornbush. In addition, under the 1991 Directors' Stock Option Plan, all directors are automatically granted annual options to purchase 1,000 shares of Common Stock at the fiscal year end.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          The Board of Directors recommends a vote FOR the nominees listed herein.


                                      PROPOSAL 2

                   APPROVAL OF THE 1997 EMPLOYEE STOCK OPTION PLAN

          The Board of Directors has adopted, subject to stockholder approval, and recommends the adoption of the proposed 1997 Employee Stock Option Plan ("1997 Employee Plan"), under which options may be granted for an aggregate of 200,000 shares of Common Stock prior to October 17, 2007. All of the Company's employees are eligible to participate in the 1997 Employee Plan.

          The following description of the 1997 Employee Plan is qualified in its entirety by reference to such Plan, a copy of which is attached to this Proxy Statement as Exhibit A and is incorporated by reference herein. Attention is particularly directed to the description therein of the prices, expiration dates and other material conditions upon which the options may be granted and exercised.

          An aggregate of 200,000 shares of Common Stock is reserved for issuance or available for grant under the 1997 Employee Plan, which was approved by the Company's Board of Directors on October 16, 1997. Options granted under the 1997 Employee Plan are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1997 Employee Plan is administered in all respects by the Stock Option Committee. The Stock Option Committee may determine the employees to whom options are to be granted and the number of shares subject to each option. Under the terms of the 1997 Employee Plan, all employees of the Company or subsidiaries of the Company are eligible for option grants. The option exercise price of options granted under the 1997 Employee Plan is fixed by the Stock Option Committee but must be no less than 100% of the fair market value of the shares of Common Stock subject to the option at the time of grant, except that in the case of a 10% Holder, the exercise price for incentive stock options must be no less than 110% of said fair market value. Options may be exercised by the payment in full in cash or by tendering shares of Common Stock having a fair market value, as determined by the Stock Option Committee, equal to the option exercise price. Options granted under the 1997 Employee Plan may not be exercised more than ten years after the date of grant, five years in the case of an incentive stock option granted to a 10% Holder. To date, no options have been granted under the 1997 Employee Plan.


FEDERAL TAX CONSEQUENCES

          The principal United States federal income tax consequences of the issuance and exercise of options, and subsequent stock dispositions, will be as follows:

          The 1997 Employee Plan provides that the aggregate fair market value (determined at the time of option grant) of stock with respect to which ISOs become exercisable by the Optionee for the first time in any calendar year under all of the Company's stock option plans cannot exceed $100,000. ISO tax treatment is denied by the Code to any options in excess of such dollar limits.

          In general, the federal income tax consequences to the Optionee of the grant and exercise of an ISO and the resale of stock purchased on the exercise of an ISO are as follows: The granting of an ISO results in no federal income tax consequences to the Optionee. No income is recognized by the Optionee upon the exercise of an ISO. However, for purposes of the alternative minimum tax only, stock acquired pursuant to the exercise of an ISO will be subject to the rules applicable to non-ISOs. Thus, in general, the amount by which the fair market value of the option shares at the time of ISO exercise exceeds the option exercise price (the "Option Spread") will be an item of tax preference for purposes of the federal alternative minimum tax and thus the Option Spread may be subject to the alternative minimum tax unless the shares are disposed of in a non-qualifying disposition in the year of exercise. If the Optionee is subject to the alternative minimum tax in the year of the option exercise, the shares purchased upon the exercise of the ISO will generally have a tax basis equal to their fair market value at the time of ISO exercise only for purposes of computing gain or loss on a subsequent disposition of the option shares under the alternative minimum tax. If instead the Optionee is not subject to the alternative minimum tax in the year of the disposition of his option shares, the shares purchased upon the exercise of an ISO will have a tax basis (for purposes of calculating gain or loss on such disposition under the regular tax) equal to their ISO exercise price. Each Optionee should consult his tax advisor as to the application of the alternative minimum tax to the exercise of ISOs and the disposition of shares acquired thereby.

          If the shares purchased upon the exercise of an ISO are disposed of by the Optionee (other than by transfer to his estate, executor, administrator or heir by reason of his death), neither (a) within the two-year period following the grant of the option nor (b) within the one-year period following the acquisition of the shares by the Optionee, then upon such disposition, any excess of the sale price of the shares over the option exercise price will constitute capital gain to the Optionee (assuming the shares are a capital asset in his hands). However, an Optionee must hold the option shares for more than 18 months in order to obtain the lowest available tax rate on capital gain. If the Optionee sells the shares within such two-year period or one-year period (other than by transfer to his estate, executor, administrator or heir by reason of his death), the Optionee will generally recognize ordinary income to the extent that his tax basis in the shares is exceeded by the lesser of (i) the fair market value of the shares on the date the option was exercised, and (ii) the amount realized on the disposition of the shares.

          If the Optionee pays the option exercise price by transferring to the Company shares of its stock, the Optionee will generally not recognize any gain or loss with respect to the transfer of such shares, and the Optionee will have a tax basis in the shares acquired equal to the amount of cash plus the adjusted tax basis of any shares transferred by such Optionee to the Company. (But see the discussion above relating to the alternative minimum tax.) However, if the transferred shares were themselves acquired by the Optionee upon the exercise of an ISO and the transfer of such shares to the Company occurs within the two-year period or the one-year period referred to above, the Optionee will generally recognize gain in connection with such transfer to the extent the fair market value of the transferred shares exceeds the tax basis with respect to such shares.

          In general, the federal income tax consequences to the Company of the grant and exercise of ISOs under the Plan and the resale of shares purchased on the exercise of ISO's are as follows: The grant of an ISO results in no federal income tax consequences to the Company. In any year in which the Optionee recognizes ordinary income (as a result of a sale or other transfer of the shares within the two-year period or one-year period referred to above), the Company is entitled to a corresponding tax deduction assuming such compensation to the Optionee is reasonable in amount.

          Optionees should consult their personal tax advisors with respect to the specific federal tax effects on them of option grants, exercises and stock dispositions.


STATE AND LOCAL TAX CONSEQUENCES

          State and local income tax consequences may, depending on the jurisdiction, differ from the federal income tax consequences of the granting and exercise of an option and any later sale by the Optionee of his option stock. There may also be, again depending on the jurisdiction, transfer or other taxes imposed in connection with a disposition, by sale, bequest or otherwise, of options and option stock. Optionees should consult their personal tax advisors with respect to the specific state, local and other tax effects on them of option grants, exercises and stock dispositions.


RECOMMENDATION OF THE BOARD OF DIRECTORS

          The Board of Directors is of the opinion that adoption of the 1997 Employee Plan is in the best interests of the Company in that it will aid the Company in securing and retaining competent management personnel and other employees by making it possible to offer them an opportunity to acquire stock of the Company and thereby increase their proprietary interest in the Company's success. The Company is also of the opinion that affording to the Board of Directors the right to determine the employees to be granted options and the number of shares as to which options will be granted, will permit the Board of Directors to weigh the advantages and disadvantages at any particular time and take into account special circumstances with respect to attracting or retaining particular persons.

                                      PROPOSAL 3

                 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

          The firm of Ernst & Young LLP has audited the financial statements of the Company for more than the past five fiscal years. The Board of Directors desires to continue the services of Ernst & Young LLP for the current fiscal year ending July 31, l998. Accordingly, the Board of Directors will recommend to the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          The Board recommends that Stockholders vote in favor of the appointment of Ernst & Young LLP.

                               OWNERSHIP OF SECURITIES

          The following table sets forth stock ownership information as of October 8, 1997 concerning (i) each director and persons nominated to become directors of Cantel, (ii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by Cantel to beneficially own more than five (5%) percent of the outstanding shares of Cantel's Common Stock, (iii) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) Cantel's executive officers and directors as a group:


                                                              Amount and
                                                              Nature of
Name and Address                                              Beneficial       Percentage
of Beneficial Owners          Position with Company          Ownership (1)      of Class
--------------------          ---------------------          -------------     ----------

Charles M. Diker              Chairman of the Board            799,667  (2)         19.0
One New York Plaza            and Director
New York, New York

Alan J. Hirschfield           Vice Chairman of the Board       219,333  (3)          5.2
P.O. Box 7443                 and Director
Jackson, Wyoming

Richard L. Bloch              Director                         363,500  (4)          8.7
16003 Via de Santa Fe
Rancho Santa Fe, California

James P. Reilly               President (CEO) and              220,648  (5)          5.1
1135 Broad Street             Director
Clifton, New Jersey

Bruce Slovin                  Director                         157,500  (6)          3.8

Morris W. Offit               Director                          52,000  (7)          1.2

Darwin C. Dornbush            Secretary and Director            18,180  (8)           .4

Robert L. Barbanell           Director                          59,000  (9)          1.4

Edward E. Meltz               Vice President of the             45,070 (10)          1.1
                              Company and CEO and
                              CFO of Carsen Group Inc.

William J. Vella              President and COO of              30,135 (11)           .7
                              Carsen Group Inc.

All officers and directors                                   1,980,033 (12)         43.4
as a group of 11 persons


_________________________________________

(1) Unless otherwise noted, Cantel believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

       A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from October 8, 1997 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days from October 8, 1997 have been exercised.

(2) Includes 40,834 shares which Mr. Diker may acquire pursuant to stock options. Does not include an aggregate of 478,715 shares owned by (i) Mr. Diker's wife, (ii) certain trusts for the benefit of Mr. Diker's children, (iii) certain accounts with Weiss, Peck and Greer, an investment firm of which Mr. Diker is a non-managing principal, over which accounts Mr. Diker exercises investment discretion, (iv) the DicoGroup, Inc., a corporation of which Mr. Diker serves as Chairman of the Board, and (v) a non-profit corporation of which Mr. Diker and his wife are the principal officers and directors. Mr. Diker disclaims beneficial ownership as to all of the foregoing shares.

(3) Includes 23,000 shares which Mr. Hirschfield may acquire pursuant to stock options.

(4) Includes 20,000 shares which Mr. Bloch may acquire pursuant to stock options.

(5) Includes 194,315 shares which Mr. Reilly may acquire pursuant to stock options.

(6) Includes 22,500 shares which Mr. Slovin may acquire pursuant to stock options. Does not include an aggregate of 9,000 shares owned by (i) certain trusts for the benefit of Mr. Slovin's children and (ii) a charitable foundation established by Mr. Slovin. Mr Slovin disclaims beneficial ownership as to all of the foregoing shares.

(7) Includes 20,000 shares which Mr. Offit may acquire pursuant to stock options.

(8) Includes 9,500 shares which Mr. Dornbush may acquire pursuant to stock options.

(9) Includes 34,000 shares which Mr. Barbanell may acquire pursuant to stock options. Does not include 2,500 shares owned by Mr. Barbanell's wife as to which Mr. Barbanell disclaims beneficial ownership.

(10) Includes 4,375 shares which Mr. Meltz may acquire pursuant to stock options.

(11) Includes 16,750 shares which Mr. Vella may acquire pursuant to stock options.

(12)   Includes 400,274 shares which may be acquired pursuant to stock options.

                    EXECUTIVE COMPENSATION AND RELATED INFORMATION


REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS AND THE STOCK OPTION COMMITTEE

          The Compensation Committee of the Company's Board of Directors (the "Committee") is responsible for setting and administering the policies which govern annual executive compensation. The Committee is currently comprised of three members, all of whom are non-employee directors.

          Executive compensation for the fiscal year ended July 31, 1997 consisted of base salary plus an incentive bonus when earned. The policy of the Committee, in consultation with the Chief Executive Officer, is to provide compensation to the Chief Executive Officer and the Company's other executive officers reflecting the contribution of such executives to the Company's growth in sales and earnings, the implementation of strategic plans consistent with the Company's long-term objectives, and the enhancement of shareholder value.

          Mr. Reilly, the President and Chief Executive Officer of the Company, served the Company pursuant to a written employment agreement from June 1989 through July 1992 and was compensated pursuant to the express terms of such agreement. Although the agreement expired in accordance with its terms, the Compensation Committee has agreed to compensate Mr. Reilly at the same base salary and bonus formula as was in effect during the last year of the agreement.

          Long-term incentive compensation policy consists exclusively of the award of stock options under the Company's 1991 Employee Stock Option Plan and, in the case of officers who serve as directors of the Company, non-discretionary annual option grants of 1,000 shares under the Company's 1991 Directors' Stock Option Plan.

          The Stock Option Committee under the 1991 Employee Stock Option Plan is responsible for the award of stock options. Two non-employee directors, Richard L. Bloch and Alan J. Hirschfield, currently serve on the Stock Option Committee, which administers the granting of options under the 1991 Employee Stock Option Plan.

                                             COMPENSATION COMMITTEE:

                                             Richard L. Bloch
                                             Darwin C. Dornbush
                                             Alan J. Hirschfield



COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

          No officer of the Company served on the Company's Compensation Committee during its last fiscal year. James P. Reilly, the President and Chief Executive Officer of the Company, however, participated in deliberations concerning executive compensation, except with respect to the compensation of the Chairman of the Board and himself.

STOCK PERFORMANCE GRAPH

          The graph below compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the Nasdaq Stock Market/U.S. Index and the Nasdaq Non-Financial Index over the same period (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Stock Market/U.S. and the Nasdaq Non-Financial Index on July 31, 1992, and the reinvestment of all dividends).


                                                Cumulative Total Return
                                       -----------------------------------------
                                        7/92   7/93   7/94   7/95   7/96   7/97


CANTEL INDS INC               CNTL       100    150    238    288    341    275

NASDAQ STOCK MARKET (U.S.)    INAS       100    122    125    176    191    283

NASDAQ NON-FINANCIAL          INNF       100    120    121    174    185    268

SUMMARY OF CASH AND CERTAIN
OTHER COMPENSATION

          The following table sets forth, for the fiscal years ended July 31, 1997, 1996, and 1995, compensation, including salary, bonuses, stock options and certain other compensation, paid by the Company to the Chief Executive Officer and to the other executive officers of the Company who received more than $100,000 in salary and bonus during fiscal year 1997:

                              SUMMARY COMPENSATION TABLE

                                                                Long-Term
                                                               Compensation
                                      Annual Compensation (1)   Awards (2)
                                      -----------------------  ------------

        Name and                      Salary            Bonus     Options
   Principal Position         Year      ($)              ($)        (#)
   ------------------         ----    -------           -----     -------
Charles M. Diker              1997    100,000             0        51,000
  Chairman of the Company     1996     83,333             0         1,000
                              1995     75,000             0         1,000

James P. Reilly               1997    250,000        12,375         1,000
  President and Chief         1996    250,000             0         1,000
  Executive Officer of        1995    250,000             0         1,000
  the Company

Edward E. Meltz(3)            1997    149,230        12,200         3,000
  Vice President of the       1996    155,914             0         2,000
  Company and CEO and         1995    157,242             0         2,000
  CFO of Carsen Group Inc.

William J. Vella(3)           1997    122,060        10,150         6,000
  President and COO of        1996    118,438         7,360        15,000
  Carsen Group Inc.           1995    110,670             0         2,000

_________________________________________

(1) The Company did not pay or provide other forms of annual compensation (such as perquisites and other personal benefits) to the above-named executive officers having a value exceeding the lesser of $50,000 or 10% of the total annual salary and bonus reported for such officers.

(2) The Company has no long-term incentive compensation plan other than its 1991 Employee Stock Option Plan, the MediVators 1991 Stock Option Plan, and the 1991 Directors' Stock Option Plan described herein and various individually granted options. The Company does not award stock appreciation rights, restricted stock awards or long-term incentive plan pay-outs.

(3) Messrs. Meltz and Vella were paid their salary and bonus in Canadian dollars. The dollar amounts above have been translated from Canadian dollars to U.S. dollars based upon an average exchange rate during the fiscal year.

STOCK OPTIONS

          The following stock option information is furnished for the fiscal year ended July 31, 1997 with respect to the Company's Chief Executive Officer and the other executive officers of the Company named in the Compensation Table above. Stock options were granted without tandem stock appreciation rights.

                          OPTION GRANTS IN LAST FISCAL YEAR


                                     % of Total
                     Number of         Options                                      Potential Realizable
                       Shares        Granted to                                       Value at Assumed
                     Underlying       Employees        Exercise                     Annual Rates of Stock
                      Options        During the        Price Per      Expiration     Price Appreciation
      Name            Granted        Fiscal Year       Share($)          Date       for Option Term($)(1)
      ----           ----------      -----------       ---------      ----------    ---------------------
                                                                                       5%           10%
                                                                                    -------       -------
Charles M. Diker     50,000 (2)             49.0           7.375       10/16/06     600,655       956,443
                      1,000 (3)              1.0           5.50        07/30/07       8,959        14,266

James P. Reilly       1,000 (3)              1.4           5.50        07/30/07       8,959        14,266

Edward E. Meltz       3,000 (4)              4.2           7.375       10/16/01      28,238        35,633

William J. Vella      6,000 (4)              8.5           7.375       10/16/01      56,475        71,265


_________________________________________

(1) Represents the potential value of the options granted at assumed 5% and 10% rates of compounded annual stock price appreciation from the date of grant of such options.

(2) These options are non-plan options and vest in three equal annual installments, the first on the date of grant. The exercise price per share of these options is the market value per share on the date of grant.

(3) The options were granted under the Company's 1991 Directors' Stock Option Plan. The exercise price per share of the options is the market value per share on the date of grant. The options are subject to vesting as follows: 50% of the total shares covered by the options vest on the first anniversary of the date of grant and the remaining 50% vest on the second anniversary of such date of grant.

(4) The options were granted under the Company's 1991 Employee Stock Option Plan. The exercise price per share of the options is the market value per share on the date of grant. The options are subject to vesting as follows: 25% of the total shares covered by the options vest on each of the first four anniversaries of the date of the grant.

OPTION EXERCISE AND HOLDINGS

          The following information is furnished for the fiscal year ended July 31, 1997 with respect to the Company's Chief Executive Officer and the other executive officers of the Company named in the Compensation Table above, for stock option exercises during such fiscal year.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES


                                                              Number of Shares                     Value of
                                                           Underlying Unexercised           Unexercised in-the-Money
                          Shares                             Options at 7/31/97              Options at 7/31/97 ($)
                        Acquired On        Value        -----------------------------     -----------------------------
      Name              Exercise(#)     Realized($)     Exercisable   Non-Exercisable     Exercisable   Non-Exercisable
      ----              -----------     -----------     -----------   ---------------     -----------   ---------------
Charles M. Diker                  0               0          24,167            34,833           5,000                 0
James P. Reilly                   0               0         194,315             1,500         711,556                 0
Edward E. Meltz                   0               0           2,625             6,125           3,325             1,950
William J. Vella              5,000          18,750          11,000            19,500          10,469             2,656


STOCK OPTIONS

          An aggregate of 250,000 shares of Common Stock is reserved for issuance or available for grant under the Company's 1991 Employee Stock Option Plan (the "1991 Employee Plan"). Options granted under the 1991 Employee Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1991 Employee Plan is administered in all respects by a committee composed of at least two non-employee members of the Company's Board of Directors who are designated by the Board (the "Stock Option Committee"). The Stock Option Committee may determine the employees to whom options are to be granted and the number of shares subject to each option. Under the terms of the 1991 Employee Plan, all employees of the Company or subsidiaries of the Company are eligible for option grants. The option exercise price of options granted under the 1991 Employee Plan is fixed by the Stock Option Committee but must be no less than 100% of the fair market value of the shares of Common Stock subject to the option at the time of grant, except that in the case of an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Holder"), the exercise price must be no less than 110% of said fair market value. Options may be exercised by the payment in full in cash or by the tendering or cashless exchange of shares of Common Stock or of options to acquire shares of Common Stock having a fair market value, as determined by the Stock Option Committee, equal to the option exercise price. Options granted under the 1991 Employee Plan may not be exercised more than ten years after the date of grant, five years in the case of an incentive stock option granted to a 10% Holder. All options outstanding at July 31, 1997 have a term of five years. At July 31, 1997, options to purchase 139,750 shares of Common Stock at prices between $3.50 and $8.75 per share were outstanding under the 1991 Employee Plan, and 70,625 shares were available for grant under the 1991 Employee Plan.

          An aggregate of 200,000 shares of Common Stock is reserved for issuance or available for grant under the Company's 1991 Directors' Stock Option Plan (the "Directors' Plan"). Options granted under the Directors' Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. The Directors' Plan provides for the automatic grant to each of the Company's directors of options to purchase 1,000 shares of Common Stock on the last business day of the Company's fiscal year. In addition, an option to purchase 500 shares of Common Stock is granted automatically on the last business day of each fiscal quarter to each director (exclusive of Messrs. Diker, Reilly and Dornbush and any other director who serves as an officer or employee of the Company) provided that the director attended any regularly scheduled meeting of the Board, if any, held during such quarter. Each such option grant is at an exercise price equal to the fair market value of the Common Stock on the date of grant and has a ten year term (but in no event more than three months following the optionee's ceasing to serve as a director of the Company). The fiscal year options are exercisable in two equal annual installments commencing on the first anniversary of the grant thereof and the quarterly options are exercisable in full immediately. At July 31, 1997, options to purchase 126,000 shares of Common Stock at prices between $2.00 and $10.25 per share were outstanding under the Directors' Plan, and 24,000 shares were available for grant under the Directors' Plan.

          An aggregate of 200,000 shares of Common Stock is reserved for issuance or available for grant under the Company's 1997 Employee Plan. See "Proposal 2 - Approval of the Employee Stock Option Plan" above for a description of the 1997 Employee Plan, which is subject to shareholder approval.

          The Company also has outstanding options granted by MediVators prior to the Merger under the MediVators 1991 Stock Option Plan (the "MediVators Plan") which became fully exercisable as a result of the Merger. At July 31, 1997, options to purchase 61,131 shares of Common Stock at prices between $6.08 and $8.27 per share were outstanding under the MediVators Plan. No future options will be granted under the MediVators Plan.

          In June 1990, Mr. Reilly was granted a ten year non-plan option to purchase 139,815 shares of Common Stock at an exercise price of $1.75 per share. This option is exercisable in full. In addition, in July 1990, Mr. Reilly was granted a ten year non-plan option to purchase 50,000 shares at an exercise price of $1.875 per share. This option is exercisable in full.

          In December 1994, Mr. Barbanell was granted a five year non-plan option to purchase 25,000 shares of Common Stock at an exercise price of $3.75 per share. This option is currently exercisable in full and expires in December 1999.

          In October 1996, Mr. Diker was granted a ten year non-plan option to purchase 50,000 shares of Common Stock at an exercise price of $7.375 per share. This option is exercisable in three equal annual installments beginning October 1996. In addition, in October 1997, Mr. Diker was granted a ten year non-plan option to purchase 50,000 shares of Common Stock at an exercise price of $7.00 per share. This option is exercisable in three equal annual installments beginning October 1997.

                    SHAREHOLDER PROPOSALS FOR 1998 PROXY STATEMENT

          Shareholder proposals that are intended to be presented at the Company's annual meeting of stockholders to be held in 1998 must be received by the Company no later than June 30, 1998 in order to be included in the proxy statement and related materials.


                                      FORM 10-K

          UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE MAILED TO MS. JOANNA Z. ALBRECHT, CANTEL INDUSTRIES, INC., 1135 BROAD STREET, SUITE 203, CLIFTON, NEW JERSEY 07013-3346.


                               SOLICITATION OF PROXIES

          The cost of solicitation of proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and the Company will, upon request, reimburse them for any attendant expenses.

          In order to ensure the presence of a quorum at the Meeting, all stockholders are requested to sign and return promptly the enclosed proxy in the postage paid envelope provided for that purpose. The signing of the proxy will not prevent your attending the meeting and voting in person if you wish to do so.

                                    OTHER MATTERS

          The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   Darwin C. Dornbush
                                   Secretary

December 30, 1997

                                                                 Exhibit A



                           1997 EMPLOYEE STOCK OPTION PLAN
                                          OF
                               CANTEL INDUSTRIES, INC.

            (As adopted by the Board of Directors as of October 16, 1997)


               1. THE PLAN. This 1997 Employee Stock Option Plan (the "Plan") is intended to encourage ownership of stock of Cantel Industries, Inc. (the "Corporation") by specified employees of the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business of the Corporation.

               2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 14 hereof, the total number of shares of Common Stock, par value $.10 per share, of the Corporation (the "Stock") which may be issued pursuant to Incentive Stock Options, as defined by Section 422 of the Internal Revenue Code ("ISOs"), under the Plan (the "Options") shall be 200,000. Such shares of Stock may be in whole or in part, either authorized and unissued shares or treasury shares as the Board of Directors of the Corporation (the "Board") shall from time to time determine. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) again be available for Options under the Plan.

               3.   ADMINISTRATION OF THE PLAN.   The Plan shall be administered
by a committee (the "Committee") composed of two or more non-employee members of the Board which shall have plenary authority, in its discretion, to determine the employees of the Corporation and its subsidiaries to whom Options shall be granted ("Optionees"), the number of shares to be subject to each Option (subject to the provisions of Paragraph 2), the option exercise price (the "Exercise Price") (subject to the provisions of Paragraph 7), the vesting schedule of each option and the other terms of each Option. The Board shall have plenary authority, subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan and to take such other action in connection with the Plan as it deems necessary or advisable. The interpretation and construction by the Board of any provisions of the Plan or of any Option granted thereunder shall be final and no member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder by the Committee.


               4.   EMPLOYEES ELIGIBLE FOR OPTIONS.    All employees of the
Corporation or its subsidiaries shall be eligible for Options. In making the determination as to employees to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purpose of the Plan.

               5. TERM OF PLAN. The Plan shall terminate on, and no Options shall be granted after October 15, 2007 provided that the Committee may at any time terminate the Plan prior thereto.

               6.   MAXIMUM OPTION GRANT.    With respect to an Option granted
to an individual that is intended to qualify as an ISO, the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which such Option and all other ISOs granted to the individual (whether under this Plan or under any other stock option plan of the Corporation or any of its subsidiaries) are exercisable for the first time during a calendar year may not exceed $100,000.

               7.   EXERCISE PRICE.     Each Option shall state the Exercise
Price, which shall be, in the case of ISOs, not less than 100% of the fair market value of the Stock on the date of the granting of the Option, nor less than 110% in the case of an ISO granted to an individual who, at the time the Option is granted, is a 10% Holder (as hereinafter defined). The fair market value of shares of Stock shall be determined by the Board and shall be (i) the closing price of the Stock on the date of the granting of the Option as reported by NASDAQ or any quotation reporting organizations, or (ii) if the Stock did not trade on such date, the mean between the high bid and low asked prices.

               8.   TERM OF OPTIONS.    The term of each Option granted under
this Plan shall be for a maximum of ten years from the date of granting thereof, and a maximum of five years in the case of an ISO granted to a 10% Holder, but may be for a lesser period or be subject to earlier termination as hereinafter provided.

               9.   EXERCISE OF OPTIONS.     An Option may be exercised from
time to time as to any part or all of the Stock to which the Optionee shall then be entitled, provided, however, that an Option may not be exercised (a) as to less than 100 shares at any time (or for the remaining shares then purchasable under the Option, if less than 100 shares), (b) prior to the expiration of at least six months from the date of grant except in case of the death or disability of the Optionee and (c) unless the Optionee shall have been in the continuous employ of the Corporation or its subsidiaries from the date of the granting of the Option to the date of its exercise, except as provided in Paragraphs 12 and 13. The Exercise Price shall be paid in full at the time of the exercise of an Option (i) in cash or (ii) by the transfer to the Corporation of shares of its Stock with a fair market value (as determined by the Committee) equal to the purchase price of the Stock issuable upon exercise of such Option. The holder of an Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option until certificates for such Stock shall have been delivered to him after the exercise of the Option.

               10.  NON-TRANSFERABILITY OF OPTIONS.    Except as provided in the
following sentence, an Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the employee only by him or his guardian or legal representative. A transferred Option would be subject to all of the same terms and conditions as if such Option had not been transferred.

               11.  FORM OF OPTION.     Each Option granted pursuant to the Plan
shall be evidenced by an agreement (the "Option Agreement") which shall clearly identify the status of the Options granted thereunder (i.e., an ISO ) and which shall be in such form as the Committee shall from time to time approve. The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

               12.  TERMINATION OF EMPLOYMENT.    In the event that the
employment of an Optionee shall be terminated (otherwise by reason of death), such Option shall be exercisable (to the extent that such Option was exercisable at the time of termination of his employment) at any time prior to the expiration of a period of time not exceeding three months after such termination, but not more than ten years (five years in the case of an ISO granted to a 10% Holder) after the date on which such Option shall have been granted. Nothing in the Plan or in the Option Agreement shall confer upon an Optionee any right to be continued in the employee of the Corporation or its subsidiaries or interfere in any way with the right of the Corporation or any subsidiary to terminate or otherwise modify the terms of an Optionee's employment, provided, however, that a change in an Optionee's duties or position shall not affect such Optionee's Option so long as such Optionee is still an employee of the Corporation or one of its subsidiaries.

               13. DEATH OF OPTIONEE. In the event of the death of an Optionee, any unexercised portion of such Optionee's Option shall be exercisable (to the extent that such Option was exercisable at the time of his death) at any time prior to the expiration of a period not exceeding three months after his death but not more than ten years (five years in the case of an ISO granted to a 10% Holder) after the date on which such Option shall have been granted and only by such person or persons to whom such deceased Optionee's rights shall pass under such Optionee's will or by the laws of descent and distribution.

               14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in the outstanding Stock of the Corporation by reason of stock dividends, splitups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares or the amount of cash or other assets or securities available upon the exercise of any Option granted hereunder and the maximum number of shares as to which Options may be granted to an employee shall be correspondingly adjusted, to the end that the Optionee's proportionate interest in the Corporation, any successor thereto or in the cash, assets or other securities into which shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. All references in this Plan to "Stock" from and after the occurrence of such event shall be deemed for all purposes of this Plan to refer to such other class of shares or securities issuable upon the exercise of Options granted pursuant hereto.

               15.  SHAREHOLDER AND STOCK EXCHANGE APPROVAL.     This Plan is
subject to and no Options shall be exercisable hereunder until after the approval by the holders of a majority of the Stock of the Corporation voting at a duly held meeting of the stockholders of the Corporation within twelve months after the date of the adoption of the Plan by the Board.

               16.  AMENDMENT OF THE PLAN.   The Board shall have complete power
and authority to modify or amend the Plan (including the form of Option Agreement) from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the outstanding Stock of the Corporation present or represented at a meeting duly held in accordance with the applicable laws of the Corporation's jurisdiction of incorporation and entitled to vote at a meeting of stockholders or by the written consent of stockholders owning stock representing a majority of the votes of the corporation's outstanding stock, (i) increase the maximum number of shares which in the aggregate are subject to Options under the Plan (except as provided by Paragraph 14), (ii) extend the term of the Plan or the period during which Options may be granted or exercised, (iii) reduce the Exercise Price, in the case of ISOs below 100% (110% in the case of an ISO granted to a 10% Holder) of the fair market value of the Stock issuable upon exercise of Options at the time of the granting thereof, other than to change the manner of determining the fair market value thereof, (iv) increase the maximum number of shares of Stock for which any employee may be granted Options under the Plan pursuant to Paragraph 6, (v) modify the requirements as to eligibility for participation in the Plan, or (vi) amend the plan in any respect which would cause such options to no longer qualify for ISO treatment pursuant to the Internal Revenue Code. No termination or amendment of the Plan shall, without the consent of the individual Optionee, adversely affect the rights of such Optionee under an Option theretofore granted to him or under such Optionee's Option Agreement.

               17. TAXES. The Corporation may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options granted under the Plan. The Corporation may further require notification from the Optionees upon any disposition of Stock acquired pursuant to the exercise of Options granted hereunder.

               18. CODE REFERENCES AND DEFINITIONS. Whenever reference is made in this Plan to a section of the Internal Revenue Code, the reference shall be to said section as it is now in force or as it may hereafter be amended by any amendment which is applicable to this Plan. The term "subsidiary" shall have the meaning given to the term "subsidiary corporation" by Section 425(f) of the Internal Revenue Code. The term "10% Holder" shall mean any person who, for purposes of Section 422 of the Internal Revenue Code owns more than 10% of the total combined voting power of all classes of stock of the employer corporation or of any subsidiary corporation.

                               CANTEL INDUSTRIES, INC.


                                        PROXY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of CANTEL INDUSTRIES, INC. (the "Company") hereby appoints Charles M. Diker and James P. Reilly, and each them, as proxies, with full power of substitution, to vote, as designated below, on behalf of the undersigned the number of votes to which the undersigned is entitled, at the Annual Meeting of Stockholders of CANTEL INDUSTRIES, INC., to be held on Thursday, January 22, 1998 at 9:30 a.m. at The Harmonie Club, 4 East 60th Street, New York, New York, or at any adjournments thereof:

(1)       ELECTION OF DIRECTORS

          NOMINEES FOR TERMS EXPIRING AT 2000 ANNUAL MEETING OF STOCKHOLDERS:

          RICHARD L. BLOCH, DARWIN C. DORNBUSH and MORRIS OFFIT

          NOMINEES FOR TERMS EXPIRING AT 1999 ANNUAL MEETING OF STOCKHOLDERS:

          JAMES P. REILLY and ROBERT L. BARBANELL

FOR ALL NOMINEES                        WITHHOLD AUTHORITY

_____________                           _____________

To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

______________________________

(2) TO APPROVE A NEW STOCK OPTION PLAN OF THE COMPANY TO BE DESIGNATED THE 1997 EMPLOYEE STOCK OPTION PLAN.

FOR  _____            AGAINST _____        ABSTAIN _____

(3) TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR ENDING JULY 31, 1998.

FOR  _____            AGAINST _____        ABSTAIN _____

(4) IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


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          Unless a contrary direction is indicated, the shares represented by this proxy will be voted for all nominees for directors named in the proxy statement enclosed herewith and for Proposals 2 and 3; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

          PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT AT ONCE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU DO ATTEND.


                                        Dated:
                                               ---------------------------------


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                                                                    Signature(s)


                                        NOTE:     If signing for estates, trusts
                                                  or corporations, title or
                                                  capacity should be stated.  If
                                                  shares are held jointly, each
                                                  holder should sign.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS